UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2024

GLOBAL PARTNER ACQUISITION CORP II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39875	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 32nd Floor

New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

(646) 585-8975

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-sixth of one redeemable warrant	GPACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	GPAC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	GPACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2024, Global Partner Acquisition Corp II (“GPAC II” or, the “Company” and, following consummation of the Business Combination (as defined below), the “Combined Company”) held its extraordinary general meeting of shareholders (the “Meeting”) as both a physical and virtual meeting, conducted via live webcast, in connection with the transactions contemplated by the Business Combination Agreement, dated as of November 21, 2023, as amended by Amendment No. 1 thereto, dated as of April 24, 2024, and Amendment No. 2 thereto, dated as of June 20, 2024 (the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”), by and among GPAC II, Strike Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of GPAC II , Strike Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of GPAC II , and Stardust Power Inc., a Delaware corporation (“Stardust Power”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2024 and mailed to shareholders of GPAC II on or about May 24, 2024 (the “Proxy Statement/Prospectus”) and as a special meeting in lieu of an annual meeting that will satisfy Nasdaq Listing Rule 5620(a). Each proposal (individually, a “Proposal” and together, the “Proposals”) voted upon at the Meeting and the final voting results are indicated below. Each Proposal voted on at the Meeting is described in detail in the Proxy Statement/Prospectus. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed to them in the Proxy Statement/Prospectus.

As of the close of business on May 3, 2024, the record date for the Meeting, there were approximately 9,102,685 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and 100,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), outstanding. A total of 8,500,311 Ordinary Shares, representing approximately 91.45% of the outstanding Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1.	The Business Combination Proposal – To consider and vote upon a proposal to approve and adopt, by ordinary resolution, the Business Combination Agreement:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

The Business Combination Proposal was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

2.	The Domestication Proposal – To consider and vote upon a proposal to approve, by special resolution, the Domestication:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

The Domestication Proposal was approved, having received the affirmative vote of the holders of a majority of at least two-thirds of the issued Ordinary Shares, who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

3.	The Charter Proposal – To consider and vote upon a proposal to approve, by special resolution, that the amended and restated memorandum and articles of association of GPAC II currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

The Charter Proposal was approved, having received the affirmative vote of the holders of a majority of at least two-thirds of the issued Ordinary Shares, who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

4.	The Advisory Governing Documents Proposals

A.	Advisory Governing Documents Proposal 4(A) - To consider and vote upon a proposal to approve, by ordinary resolution, on an advisory nonbinding basis, that the authorized share capital of GPAC II is increased from (i) 500,000,000 Class A Ordinary Shares, 50,000,000 Class B Ordinary Shares, and 5,000,000 preference shares, par value $0.0001 per share, to (ii) 700,000,000 shares of common stock, par value $0.0001 per share (the “GPAC II Common Stock”), and 100,000,000 shares of preferred stock, par value $0.0001 per share (the “GPAC II Preferred Stock”):

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

Advisory Governing Documents Proposal 4(A) was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

B.	Advisory Governing Documents Proposal 4(B) - To consider and vote upon a proposal to approve, by ordinary resolution, on an advisory nonbinding basis, that the GPAC II board of directors (the “GPAC II Board”) is authorized to issue any or all shares of GPAC II Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the GPAC II Board and as may be permitted by the Delaware General Corporation Law:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

Advisory Governing Documents Proposal 4(B) was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

C.	Advisory Governing Documents Proposal 4(C) - To consider and vote upon a proposal, by ordinary resolution, on an advisory nonbinding basis, that the Court of Chancery of the State of Delaware will be the exclusive forum for certain shareholder litigation and the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, unless GPAC II consents in writing to the selection of an alternative forum:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

Advisory Governing Documents Proposal 4(C) was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

D.	Advisory Governing Documents Proposal 4(D) - To consider and vote upon a proposal, by ordinary resolution, on an advisory nonbinding basis, that any action required or permitted to be taken by stockholders may be effected at a duly called annual or special meeting of stockholders and, until such time that the Combined Company is no longer a “Controlled Company” pursuant to Nasdaq Listing Rule 5615(c)(1), by any written consent by such stockholders:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

Advisory Governing Documents Proposal 4(D) was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

E.	Advisory Governing Documents Proposal 4(E) - To consider and vote upon a proposal, by ordinary resolution, on an advisory nonbinding basis, that, subject to the rights of holders of GPAC II Preferred Stock and the terms of the Shareholders Agreement, any director or the entire GPAC II Board may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of a two-thirds majority of the issued and outstanding capital stock of GPAC II entitled to vote in the election of directors, voting together as a single class:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

Advisory Governing Documents Proposal 4(E) was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

F.	Advisory Governing Documents Proposal 4(F) - To consider and vote upon a proposal, by ordinary resolution, on an advisory nonbinding basis, that the proposed new certificate of incorporation may be amended by stockholders in accordance with the voting standards set forth in Article XI of the proposed new certificate of incorporation and the proposed new bylaws may be amended by stockholders in accordance with the voting standards set forth in Article VII of the proposed new certificate of incorporation and Article IX of the proposed new bylaws:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

Advisory Governing Documents Proposal 4(F) was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

G.	Advisory Governing Documents Proposal 4(G) - To consider and vote upon a proposal, by ordinary resolution, on an advisory nonbinding basis, that the removal of provisions in the Existing Governing Documents related to GPAC II’s status as a blank check company that will no longer apply upon the consummation of the Business Combination:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

Advisory Governing Documents Proposal 4(G) was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

5.	The Nasdaq Proposal - To consider and vote upon a proposal to approve, by ordinary resolution, that for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of shares of GPAC II Common Stock in connection with the Business Combination (including with respect to the PIPE Investment and the Additional PIPE Investment, if any):

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

The Nasdaq Proposal was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

6.	The Equity Plan Proposal - To consider and vote upon a proposal to approve, by ordinary resolution, the Stardust Power 2024 Equity Plan which shall be implemented after Closing:

Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
8,193,051	307,260	0

The Equity Plan Proposal was approved, having received the affirmative vote of the holders of a majority of the issued Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

7.	The Director Election Proposal – To consider and vote upon a proposal to approve, by ordinary resolution of the holders of the Class B Ordinary Shares, the re-election of Claudia Hollingsworth and Chandra Patel as Class I directors to serve for a term of three years or until her or his successor is duly elected or appointed and qualified:

Director	Class B Ordinary Shares Votes For	Class B Ordinary Shares Votes Against	Class B Ordinary Shares Abstentions
Claudia Hollingsworth	100,000	0	0
Chandra R. Patel	100,000	0	0

The Director Election Proposal in favor of Claudia Hollingsworth and Chandra R. Patel were each approved, having received the affirmative vote of the holders of a majority of the issued Class B Ordinary Shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

As there were sufficient votes to approve the above Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the Meeting, and subject to the satisfaction or waiver of the remaining closing conditions, as described in the Proxy Statement, the Business Combination is expected to be consummated in the coming weeks. Following the consummation of Business Combination, the Combined Company’s common stock and warrants are expected to trade on the Nasdaq Capital Market under the symbols “SDST” and “SDSTW,” respectively.

Item 8.01 Other Events.

In connection with the Business Combination, holders of 1,660,035 Class A Ordinary Shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.38 per share, for an aggregate redemption amount of $18,893,209.48.

Following such redemptions, 134,550 Class A Ordinary Shares held by shareholders other than Global Partner Sponsor II LLC, a Delaware limited liability company, remain outstanding, representing $1,531,342.01 cash in trust that will be available to the Combined Company upon closing of the Business Combination.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act” and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included herein, regarding the proposed Business Combination, GPAC II’s and Stardust Power’s ability to consummate the transaction, the benefits of the transaction, GPAC II’s and Stardust Power’s future financial performance following the transaction, as well as GPAC II’s and Stardust Power’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on GPAC II’s and Stardust Power’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. GPAC II and Stardust Power caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of GPAC II and Stardust Power. These risks include, but are not limited to, (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of GPAC II’s securities; (ii) the risk that the proposed Business Combination may not be completed by GPAC II’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by GPAC II; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed Business Combination on Stardust Power’s business relationships, performance, and business generally; (v) risks that the proposed Business Combination disrupts current plans of Stardust Power and potential difficulties in Stardust Power’s employee retention as a result of the proposed Business Combination; (vi) the outcome of any legal proceedings that may be instituted against GPAC II or Stardust Power related to the agreement and the proposed Business Combination; (vii) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination (viii) the ability to maintain the listing of GPAC II’s securities on the Nasdaq; (ix) the price of GPAC II’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Stardust Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting Stardust Power’s business and changes in the combined capital structure; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; (xi) the impact of the global COVID-19 pandemic; (xii) risks that GPAC II and/or Stardust Power will be unable to raise additional funds through a private placement or equity or debt raise by prior to or in connection with Closing; (xiii) risks that the anticipated growth of the Lithium industry may not be achieved; and (xiv) other risks and uncertainties related to the transaction set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in GPAC II’s prospectus relating to its initial public offering (File No. 333-351558) declared effective by the SEC on January 11, 2021 and other documents filed, or to be filed with the SEC by GPAC II, including GPAC II’s periodic filings with the SEC, including GPAC II’s Annual Report on Form 10-K filed with the SEC on March 19, 2024, Annual Report on Form 10-K/A filed with the SEC on April 22, 2024 and any other subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. GPAC II’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

The foregoing list of factors is not exhaustive. There may be additional risks that neither GPAC II nor Stardust Power presently know or that GPAC II or Stardust Power currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties described in GPAC II’s proxy statement contained in the registration statement on Form S-4 (File No. 333-276510) filed with the SEC on January 12, 2024 (the “Registration Statement”, as amended or supplemented), including those under “Risk Factors” therein, and other documents filed by GPAC II from time to time with the SEC. The Registration Statement is now effective, having been declared effective by the SEC on May 10, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GPAC II and Stardust Power assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither GPAC II nor Stardust Power gives any assurance that either GPAC II or Stardust Power will achieve its expectations.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, GPAC II has filed a Proxy Statement. Shareholders of GPAC II are able to obtain free copies of the Proxy Statement and all other relevant documents containing important information about GPAC II and Stardust Power filed or that will be filed with the SEC by GPAC II through the website maintained by the SEC at http://www.sec.gov or by directing a request to Global Partner Acquisition Corp II, 200 Park Avenue 32nd Floor, New York, New York 10166, attention: Global Partner Sponsor II LLC or by contacting Morrow Sodali LLC, GPAC II’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in the Solicitation

GPAC II, Stardust Power and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from GPAC II’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers of GPAC II and a description of their interests in GPAC II is set forth in GPAC II’s filings with the SEC (including GPAC II’s prospectus relating to its initial public offering (File No. 333-251558) declared effective by the SEC on January 11, 2021, GPAC II’s Annual Report on Form 10-K filed with the SEC on March 19, 2024, Annual Report on Form 10-K/A filed with the SEC on April 22, 2024 and subsequent filings on Form 10-Q and Form 4). Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement. The documents described in this paragraph are available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Global Partner Acquisition Corp II, 200 Park Avenue 32nd Floor, New York, New York 10166, attention: Global Partner Sponsor II LLC. Additional information regarding the names and interests of such participants are contained in the Registration Statement for the proposed business combination.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and is not intended to and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GPAC II, Stardust Power or the Combined Company or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PARTNER ACQUISITION CORP II
Dated: June 28, 2024
	By:	/s/ Chandra R. Patel
	Name:	Chandra Patel
	Title:	Chief Executive Officer